UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) June 22, 2006


                           FirstFed Financial Corp.
                          --------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                1-9566                        95-4087449
     ---------                ------                        ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)


401 Wilshire Boulevard, Santa Monica, California,            90401-1490
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(Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code: (310) 319-6000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written  communications  pursuant to Rule 425   under the Securities Act (17
CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule 14a-12    under the Exchange Act (17
CFR 240.14a 12)

[ ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)    under  the
Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)    under  the
Exchange Act 917 CFR 240.13e-4(c))

                          Total number of pages is 2

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Item 1. 01  Entry into a Material Definitive Agreement

     The registrant is a party to change of control agreements with its executive officers. On June 22, 2006, the Board of Directors of the registrant approved renewal of the existing Change of Control Agreement for David W. Anderson, Executive Vice President of First Federal Bank of California, the sole subsidiary of the registrant. Prior to renewal, the agreement was scheduled to expire in July 12, 2006.

     This agreement becomes effective only in the event of a "change of control" (as defined in the agreements) which occurs within the "change of control period" (as defined in the agreements).

     The form of agreement has been previously filed; see Change of Control Agreement effective September 26, 1996 filed as Exhibit 10.4 to Form 10-Q for the Quarter ended September 30, 1996 and Amendment filed as Exhibit 10.3 to Form 10-Q for the Quarter ended September 30, 2000 and incorporated by reference.


                             S I G N A T U R E S


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       FIRSTFED FINANCIAL CORP.



Dated: June 22, 2006                             By: /S/ Babette E. Heimbuch
                                                         --------------------
                                                         Babette E. Heimbuch
                                                         Chief Executive Officer

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